Exhibit 99.1

SumTotal Systems, Inc.

Don Fowler

Chief Executive Officer

August 7, 2007

Safe Harbor for Forward-Looking Statements

Information in this presentation and meetings regarding this presentation contain forward-looking statements and management’s estimation regarding future performance of the company, including without limitation, financial estimates for the third quarter ending September 30, 2007, the 2007 fiscal year and beyond. These statements represent the company’s current expectations or beliefs concerning its future results, and include statements, among others, regarding its financial guidance for estimated GAAP and non-GAAP revenue; loss and income; growth of recurring revenue base; the company’s competitive position and business model, including its market share and its ability to grow its subscriptions and support business, including internationally and in the performance management market; and, the company’s ability to execute and the strength and scale of its business model. These statements are not historical facts or guarantees of future performance or events; are based on current expectations, estimates, beliefs, assumptions, goals and objectives; and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Readers of this presentation and participants in accompanying meetings are cautioned not to place undue reliance on any forward-looking statement or statements. Additional factors that could cause actual results to differ include, but are not limited to, (i) failure to close expected transactions for the company’s solutions and products either in the third quarter of fiscal 2007 or thereafter, and the timing of recognizing revenue from such transactions; (ii) the ability to successfully manage and increase growth outside of the United States and significant current and expected additional competition; (iii) inaccurately estimating the speed, ability or cost of the company transitioning its product offerings to on-demand subscriptions and a recurring revenue model; (iv) the need to continue to expand product distribution and services offerings and the acceptance of such products and offerings, including, but not limited to, SumTotal 7.6; (v) the company’s inability to grow its business and revenue, and to accurately predict the timing and expense of growing them, especially for on-demand subscriptions and its recently acquired performance management product; (vi) unexpected expenses or failure to implement in a timely fashion, or at all, the requisite steps to control expenses; (vii) the company’s ability to recruit and retain key personnel, including management, to support our current business and future growth; (viii) the company’s ability to protect its intellectual property rights and claims that the company has infringed the intellectual property rights of others; (ix) adoption of new accounting regulations and standards that may affect reported earnings and operating income; (x) the lengthening of the company’s sales cycle and increased difficulties in negotiating sales contracts on terms favorable to us and the uncertain timing of such sales; (xi) the level of corporate spending and changes in general economic conditions that affect demand for computer software and services in general which may disproportionately affect the market for our products; (xii) other market conditions that include risks and uncertainties such as risks associated with financial, economic (including but not limited to currency exchange rates), political, terrorist activity and other uncertainties associated with operating a global business; and (xiii) other events and other important factors disclosed previously and from time to time in SumTotal Systems’ filings with the Securities and Exchange Commission, including the company’s annual report for fiscal year 2006 on Form 10-K filed on March 16, 2007, its quarterly report on Form 10-Q filed on May 9, 2007, its Prospectus Supplement filed on Form 424B2 filed on May 21, 2007, Form S-3/As filed on September 28, 2006 and October 2, 2006 and its Form 8-Ks. The forward-looking statements contained in this release and the accompanying conference are made as of the date of this press release and conference call, and the company assumes no obligation to update the information in either the presentation or meetings regarding this presentation.

Investment Highlights

Global Provider of Talent and Learning Management Solutions

Talent Management estimated at $1.4B market in 2005; 17% CAGR expected to 2008(1)

Market share leader in key ~$500M Learning Management Systems segment (2)

Large, Diversified “Blue Chip” Customer Base

Over 1,500 customers across multiple vertical markets

~50% of the Fortune 100 are customers

Significant Growth Opportunities

Core LMS and high-growth Performance Management segments

Leverage channel partners; Acquisitions

Recurring Revenue and Operating Leverage Increasing

~50% recurring revenue in Q2:07 (3)

Strong Financial Performance

Annualized non-GAAP revenue of $120M; Profitable on non-GAAP basis(4)

Improved Balance Sheet from Recent Financing

(1) The Yankee Group, March 2005.

(2) Bersin & Associates, January 2006. Management estimates.

(3) Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance. Typically, these are annual contracts, most of which are renewed at the expiration of their term.

(4) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

SumTotal Background

Significant Company Events

Click2Learn (CLKS) IPO in 1998; Docent (DCNT) IPO in 2000

Click2learn and Docent merged to form SumTotal Systems in March 2004

Acquired Pathlore Software in October 2005 for ~$48M

Acquired MindSolve in November 2006 for ~$12M

SumTotal Today

Headquartered in Mountain View, California

Global presence with offices in Australia, France, Germany, Hong Kong, India, Japan, Singapore and the United Kingdom

Over 800 employees

What is Talent Management?

Goal of strategic Talent Management is to ensure that organizations have optimum skills and competencies to achieve business objectives

Talent Management Market Drivers

As much as 80% of a company’s worth is tied to its human capital(1)

Increasing “War for Talent” and employee turnover rates

America’s 500 leading companies will lose approximately 50% of their senior managers over the next five years(2)

Global organizations need to ensure worldwide alignment of individuals’ goals with business objectives

Rapidly training the “Extended Enterprise” is critical in today’s market

Regulatory and compliance requirements drive the need to develop, certify and track the knowledge and procedures of individuals

(1) HR Magazine, January 2005. (2) The Economist, October 7, 2006.

Strong Value Proposition for Customers

ROI Category

Training Efficiencies

Operating Cost Leverage

Increased Revenue

Illustrative Example

Business Impact

$1M / year saved on printing alone; dealer satisfaction increased 30%

$ millions saved in compliance costs

Reduced time-to-market from 9 months to 3 months

Talent Management Market is Growing Rapidly

Talent Management Market

(including Recruiting, Performance, Learning and Compensation Management)

$ Billions

$ 2.6     $ 2.4     $ 2.2     $ 2.0     $ 1.8     $ 1.6     $ 1.4     $ 1.2     $ 1.0     $ 0.8     $ 0.6     $ 0.4     $ 0.2     $ 0.0

2005E     2006E     2007E     2008E

Source: Yankee Group, March 2005.

$1.4     $1.6     $1.9     $2.2

17% Est. CAGR

Participant in Attractive Market Segments

- LMS is the core market for SumTotal
- Offerings in Performance Management and Compensation Planning obtained via MindSolve acquisition in November 2006



Learning Management
~$500M market
~16% growth
Compensation Management
$290M market
11% growth
Performance Management
$181M market
23% growth

SumTotal

Sources: Management estimates, based on Yankee Group and Gartner Group.
2005 Market Size and 4-year compound annual growth rate to 2008.

9

SumTotal: A Talent Management Market Leader

2006 Revenues ($M)

120     100     80     60     40     20     0

250     500     750     1,000     1,250     1,500+

Number of Customers

Sources: Bersin & Associates, Learning Management Systems 2006, Hoovers Data and other public sources.

Why SumTotal Wins

Leading Vendor with a Strong Global Presence

Market share leader in core LMS segment(1)

Global product and presence

Robust Product Suite

Flexible on-premise or on-demand deployment

Highly scalable, feature-rich solution

Industry’s Solution Leader

Verticalized sales force with deep domain knowledge of clients’ businesses

Strength in Implementation and Support

(1) Bersin & Associates, January 2006.

Large, Diversified “Blue Chip” Customer Base

Over 1,500 customers across numerous vertical markets

Targeting customers with 300 to over 1,000,000 users

~50% of the Fortune 100 are customers

Education

Energy & Utilities

Financial Services

Government

Defense

Ammunition

Center

Healthcare

Manufacturing

Retail

Services

Emerging Sales Channel

Human Resource Outsourcing

(“HRO”) market growing(1)

HRO Partnerships

SumTotal has strong HRO relationships

Strength with HROs presents other OEM opportunities

BPO Outsourcers

Training Outsourcers

HR Software

Product OEMs

Opportunity to cross-sell Performance Management offering

(1) The Yankee Group, April 2006.

SumTotal’s Growth Strategy

Grow Core LMS Business

Penetrate installed base with additional modules/licenses

New customers

International markets

SMB market

Expand Performance Management Business

Cross-sell LMS installed base

New customers

Expand into Other Talent Management Segments

Recruiting segment

Acquisitions

Leverage Partners

HROs and others

Opportunity / Revenue / Value

Partner Leverage

Other Talent Management

Expand Performance Management

Grow LMS Business

Time

Annual Revenue Trend (Non-GAAP Basis)(1)

Predictability of our model is increasing as our recurring subscriptions and support revenue grows

$126.0 - $130.0     $110.3     $78.4     $65.6

$ Millions

$140.0     $120.0     $100.0     $80.0     $60.0     $40.0     $20.0     $0.0

License and Service Revenue

Subscriptions and Support Revenue (2)

~50%     53%     58%     63%

~50%     47%     42%     37%

2004     2005     2006     2007E

%s reflect % of Total Revenue

(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects. GAAP revenue was $55.2M, $75.0M, and $106.0M for 2004, 2005, and 2006, respectively. Management guidance for 2007 GAAP revenue is approximately $125.0M to $129.0M. (2) Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance. Typically, these are annual contracts, most of which are renewed at the expiration of their term.

Quarterly Revenue Trend (Non-GAAP Basis)(1)

$ Millions

$35.0     $30.0     $25.0     $20.0     $15.0     $10.0     $5.0     $0.0

$30.5     $29.0 - $31.0     $30.0     $29.5     $27.5     $26.5     $26.9     $26.3     $19.5     $18.5     $17.0     $16.1     $16.0     $16.2     $13.8

2004     2005     2006     2007     Q1     Q2     Q3     Q4

(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Annual Net Income Trend (Non-GAAP Basis)(1)

Operating results driven by our ability to leverage our infrastructure and achieve economies of scale

$ Millions

$13.0     $8.0     $3.0     ($2.0)     ($7.0)

$9.0 - $12.0     $6.6     $0.6     ($5.3)     2004     2005     2006     2007E

(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects. GAAP net loss was ($16.0)M, ($11.1)M and ($12.0)M for 2004, 2005 and 2006, respectively. Management guidance for 2007 GAAP net income/(loss) is ($4.8)M to $(1.8)M. GAAP loss per share was ($0.87), ($0.51) and ($0.47) for 2004, 2005 and 2006, respectively. Management guidance for 2007 GAAP earnings/(loss) per share is ($0.16) to ($0.06). Non-GAAP earnings/(loss) per share was ($0.29), $0.03 and $0.26 for 2004, 2005 and 2006, respectively. Management guidance for 2007 Non-GAAP earnings per share is $0.28 to $0.37.

Quarterly Net Income (Non-GAAP Basis)(1)

$ Millions

$1.9     $2.5     $2.2     $2.3     $1.9     $1.0 - 2.0     $0.9     $1.2     $1.1     $0.4     $0.5     $1.0     ($0.7)     ($0.2)     $5.0     $3.0     ($1.0)     ($2.4)     ($3.0)     ($5.0)     ($6.1)     ($7.0)

2004     2005     2006     2007     Q1     Q2     Q3     Q4

(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Financial Model (Non-GAAP basis)(1)

(% of revenues)

2007 Guidance (Mid-Point)     2006 Actual     2005 Actual     Target Model

Subscriptions & Support

42%     47%     50%     55%

License and Service

58%     53%     50%     45%

Gross Margin

69%     67%     67%     70%

Operating Expenses

(68%)     (60%)     (59%)     (55%)

Net Income

1%     6%     8%     15%

(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Balance Sheet/Cash Flow Trends

($ millions)     December 31, 2006     June 30, 2007

Cash (1)     $15.7     $53.3

Notes Payable (current & non-current)     $16.8     $14.2

Net Cash     ($1.1)     $39.1

Deferred Revenue     $30.7     $35.9

Cash Flow from Operating Activities     $8.1     $9.0*

*First Half Year Only

(1) Cash, cash equivalents, restricted cash and short-term investments.

Investment Highlights

Global Provider of Talent and Learning Management Solutions

Talent Management estimated at $1.4B market in 2005; 17% CAGR expected to 2008(1)

Market share leader in key ~$500M Learning Management Systems segment (2)

Large, Diversified “Blue Chip” Customer Base

Over 1,500 customers across multiple vertical markets

~50% of the Fortune 100 are customers

Significant Growth Opportunities

Core LMS and high-growth Performance Management segments

Leverage channel partners; Acquisitions

Recurring Revenue and Operating Leverage Increasing

~50% recurring revenue in Q2:07 (3)

Strong Financial Performance

Annualized non-GAAP revenue of $120M; Profitable on non-GAAP basis(4)

Improved Balance Sheet from Recent Financing

(1) The Yankee Group, March 2005.

(2) Bersin & Associates, January 2006. Management estimates.

(3) Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance. Typically, these are annual contracts, most of which are renewed at the expiration of their term.

(4) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

SumTotal Systems, Inc.